Filed with the Securities and Exchange Commission on February 19, 2013

1933 Act Registration File No. 333-13593

1940 Act File No. 811-07853

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 22	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24	☒
(Check appropriate box or boxes.)

Kalmar Pooled Investment Trust

(Exact Name of Registrant as Specified in Charter)

Barley Mill House

3701 Kennett Pike

Wilmington, DE 19807

(Address of Principal Executive Offices)

with a copy of communications to:

Joseph V. Del Raso, Esquire

Pepper Hamilton LLP

3000 Two Logan Square

18th & Arch Streets

Philadelphia, PA 19103

Registrant’s Telephone Number, including Area Code: (800) 282-2319

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

Wilmington, DE 19807

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Kalmar “Growth-with-value” Small Cap Fund

Investor Class Ticker: KGSCX

[Advisor/Service] Class Ticker:[            ]

Institutional Class Ticker: [            ]

Prospectus dated April [    ], 2013

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC determined whether this prospectus is accurate or complete. It is a criminal offense to suggest otherwise.

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TABLE OF

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SUMMARY

SECTION

KALMAR “GROWTH-WITH-VALUE” SMALL CAP FUND

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Advisor/ Service Class	Institutional Class
Maximum Sales Charge (Load) on Purchases	None	None	None
Maximum Deferred Sales Charge	None	None	None
Maximum Sales Charge on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amounts redeemed within 90 days of purchase)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Investor Class		Advisor/ Service Class		Institutional Class
Management Fee	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	None		None		None
Shareholder Services (non-12b-1) Fees	0.25%		0.10%		None
Other Expenses	0.[ ]	%	0.[ ]	%	0.[ ]	%
Acquired Fund Fees and Expenses	0.[ ]	%	0.[ ]	%	0.[ ]	%
Total Annual Fund Operating Expenses[1]	1.[ ]	%	1.[ ]	%	1.[ ]	%
Reimbursements/Waivers[1]	[0. ]	%	[0. ]	%	[0. ]	%
Total Annual Fund Operating Expenses After
Reimbursements/Waivers[1]	1.50%		1.35%		1.25%

[1]

The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets, 1.50%, 1.35% and 1.25% with respect to the Investor Class, the [Advisor/Service] Class and the Institutional Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of the Fund or waived fees. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses for each Class remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$[ ]	$[ ]	$[ ]	$[ ]
[Advisor/Service] Class	$[ ]	$[ ]	$[ ]	$[ ]
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [            ]% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund will invest at least 80% of its assets in the common stocks of small capitalization (“small cap”) companies whose stock market capitalizations (total equity market value of outstanding shares) are $3 billion or less at the time of purchase. Using its “Growth-with-Value” investment philosophy, the Fund’s adviser, Kalmar Investment Advisers (“Kalmar”), seeks to invest in smaller companies that it believes have the potential for significant future business growth and capital appreciation, yet whose stocks, at the time of purchase, are also trading at prices that are undervalued in the public trading markets. Kalmar’s “Growth-with-Value” investment philosophy integrates what it believes to be the best elements of creative growth company investing, with discriminating value-seeking investment discipline, all with a view toward longer-term ownership of the “good growth businesses” underlying their stocks. Kalmar seeks to invest in dynamic, forward-looking smaller companies capable of strong present and future growth by offering solutions to real problems or innovative products and services to growing markets of substance.

Kalmar’s investment philosophy is primarily a fundamentals-driven approach, with the goal of fewer, better investment decisions, for longer holding periods and larger gains. The Fund’s research/portfolio management team uses an independent, hands-on, in-house-research-driven approach to investment management decision-making. Kalmar believes that this conservative approach to small company investing can result in both lower risk and higher rewards over the longer term when compared to the small company equity markets generally, or to the typical high-turnover “aggressive growth” or “emerging growth” investment styles of many other small cap investment managers. By investing with a longer-term focus, and thereby limiting trading and portfolio turnover, the Fund seeks to generate higher long-term returns, to limit transaction costs and to increase tax efficiency for its shareholders. Due to market factors such as appreciation and capital gains, a small cap company may appreciate to a mid or large cap company. The Fund may continue to hold the stock of such companies provided that it is consistent with the Fund’s investment objective and strategies.

Principal Risks of Investing in the Fund

•

Common Stocks — The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even more extended periods. Therefore, the value of your investment in the Fund may fluctuate, sometimes rapidly and unpredictably, and you could lose money.

•

Small Cap Stocks — A preponderant portion of the Fund’s investments will be in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks.

•

Market Risk — Investments in common stocks in general are subject to market, economic and business risks that will cause their market value to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

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•

Management Risk — As with all mutual funds, the Fund is subject to the risk that an investment strategy used by Kalmar may fail to produce the intended result and the Fund may be unable to achieve its investment objective.

•

Opportunity Risk — As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Value Investing Risk — The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

Performance Information

The bar chart and performance table below illustrates some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class from year to year and by showing how the average annual total returns of the Fund’s Investor Class for 1 year, 5 years and 10 years compare with those of the Russell 2000® Growth Index, a broad-based securities index that serves as the Fund’s benchmark. The Russell 2000® Index provides a comparison to a broader universe of small cap companies (both growth and value). The information shown in the bar chart and performance table are that of the Investor Class of the Fund because the [Advisor/Service] and Institutional Classes are new classes that do not yet have their own performance information. Because shares of each Class are invested in the same portfolio of securities, the performance of the Investor Class shares would have substantially similar annual returns as the [Advisor/Service] and Institutional Classes. The annual returns of the [Advisor/Service] and Institutional Classes would differ from the Investor Class only to the extent that those Classes do not have the same expenses.

Past performance (before and after taxes) is not necessarily an indication of future results.

Calendar Year Total Return – Investor Class Shares

Best Quarter	Worst Quarter

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Investor Class

Average Annual Total Return as of 12/31/12

	1 Year	5 Years	10 Years
Kalmar “Growth-with-Value” Small Cap Fund
Return Before Taxes
Return After Taxes on Distributions[1]
Return After Taxes on Distributions and Sale of Shares[1]
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)
[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Kalmar Investment Advisers

Portfolio Managers

Ford B. Draper, Jr.	Dana F. Walker
President, Chief Investment Officer,	Co-Portfolio Manager and
Portfolio Manager and Research Analyst	Research Analyst
Managing the Fund since Inception	Managing the Fund since Inception

Purchase and Sale of Investor Class Shares

Investors may purchase or redeem Fund shares on any business day by written request, via online, wire transfer, by telephone or through a financial intermediary. You may conduct transactions by mail (Kalmar “Growth-with-Value” Small Cap Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9831, Providence, RI 02940, for regular mail or 4400 Computer Drive, Westborough, MA 01581, for overnight service), or by telephone at (800) 282-2319. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $2,500. The minimum initial investment for [Advisor/Service] Class shares is $100,000. The minimum initial investment for Institutional Class shares is $250,000. The minimum subsequent investment in a Fund for all share classes is $500.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is long-term capital appreciation. This investment objective is a fundamental policy and may not be changed without shareholder approval.

Principal Investment Strategy

Under normal market conditions, the Fund will invest at least 80% of its assets in the common stocks of small cap companies whose stock market capitalizations (total equity market value of outstanding shares) are $3 billion or less at the time of purchase. Using its “Growth-with-Value” investment philosophy, Kalmar seeks to invest in companies that it believes have the potential for significant future business growth and capital appreciation, yet whose stocks, at the time of purchase, are also trading at prices that are undervalued in the public trading markets. Small cap growth companies often pay no dividends and, therefore, current income is not a factor in the selection of stocks. Capital appreciation is likely to be the main component of the Fund’s return. Common stocks, in which the Fund primarily invests, represent an ownership interest in the issuer and entitle the holder to participate in any income and/or capital gains of the issuer by way of dividends and generally have voting rights.

Kalmar’s “Growth-with-Value” investment philosophy integrates what it believes to be the best elements of creative growth company investing, with discriminating value-seeking investment discipline, all with a view toward longer-term ownership of the “good growth businesses” underlying their stocks. In effect, Kalmar seeks to make investments in dynamic companies, capable of strong present and future growth, by offering solutions to real problems or innovative products and services to growing markets of substance. Yet importantly at the same time, Kalmar carefully seeks to buy such companies’ stocks at inexpensive or undervalued prices. Kalmar does not speculate on “futuristic” developments that may not prove out, nor does it buy every other growth manager’s favorite highly-valued “momentum stocks” that will live or die on each penny of the next quarter’s earnings per share. Kalmar instead seeks to own dynamic, forward looking companies, but with a lower risk stock market approach to doing so.

This investment philosophy is primarily a fundamentals-driven approach, with the goal of fewer, better investment decisions, for longer holding periods and larger gains. Kalmar views its “Growth-with-Value” philosophy as a relatively conservative approach to small company investing. Kalmar also believes that this approach can result in both lower risk and higher rewards over the longer term when compared to the small company equity markets generally, or to the typical high-turnover “aggressive growth” or “emerging growth” investment styles of most other small cap investment managers. By investing with a longer-term focus, and thereby limiting trading and portfolio turnover, the Fund seeks to generate higher long-term returns, to limit transaction costs and to increase tax efficiency for its shareholders.

The Fund’s research/portfolio management team uses an independent, hands-on, in-house-research-driven approach to investment management decision-making. In identifying solid, well managed, rapidly growing small cap companies that are worthy of investment, the Fund’s portfolio managers perform traditional fundamental security analysis, screening and research, which is based on a given company’s publicly available financial information. This analysis includes performing screening and research based on a company’s publicly available financial information, revenues, earnings track record and prospects. Complementing this, the team also employs in-depth business analysis to specifically evaluate a company’s management and controls, profit model, technology, research and development pipeline, competitive positioning, growth strategy and dynamics. As essential aspects of this analysis, the team engages in extensive and on-going management contact, inspects company facilities, and cross checks with customers, suppliers, competitors, as well as with industry trade groups, consultants and such other “experts” as it deems appropriate. The portfolio management team, of course, also attempts to utilize the best information provided by Wall Street analysts and strategists to complement its in-house research and investment management decision making.

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As a central ingredient of its investment philosophy and investment selection process, Kalmar seeks to invest in promising smaller companies which meet its objectives for above average future business value growth, but which, at the time of investment have not yet been fully recognized and exploited by other institutional small company investors. Such companies may be followed by relatively few securities analysts, and, therefore, may be available for purchase at undervalued prices. By investing in such companies over the longer-term, the Fund’s investors can benefit both from their vigorous potential earnings and business value growth and from the potential revaluation upward of their securities as their business success attracts larger numbers of additional investors and greater Wall Street sponsorship over time.

Investors should be aware that due to market factors such as appreciation and capital gains, a small cap company may appreciate to a mid or large cap company. The Fund may continue to hold the stock of such companies provided that it is consistent with the Fund’s investment objective and strategies. As a result, investors should be aware that they may be making an investment in the Fund at a time when the Fund’s securities have experienced gains and before sales have taken place, recycling the proceeds back into smaller capitalization companies. This is an on-going, regular part of the portfolio management process.

Other Investment Strategies

The Fund may also purchase investment grade securities with an equity component such as convertible preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock if consistent with its long-term capital appreciation objective. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common or preferred stock. By investing in convertible securities, the Fund seeks to participate in the capital appreciation of the common stock into which the securities are convertible through the conversion feature. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same percentage ownership in the company and mitigate any potential economic dilution after the new stock offering.

The Fund may, consistent with its objective, invest a portion of its total assets in equity securities of larger capitalization companies if Kalmar believes that suitable small company opportunities are not available or if such larger stocks have strong growth potential and meet Kalmar’s “Growth-with-Value” criteria and investment discipline.

Temporary Defensive Positions

When adverse economic or market conditions occur, the Fund temporarily may invest up to 100% of its net assets in short-term, cash equivalent investments. The Fund may be unable to achieve its investment objective when taking a temporary defensive position. While reserving the right to make such strategic moves, Kalmar has not taken such an extreme position in its experience and generally believes in remaining fully invested.

Risk Factors

Investing in the Fund involves the following risks:

•

Common Stocks — The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even more extended periods. Therefore, the value of your investment in the Fund may fluctuate, sometimes rapidly and unpredictably, and you could lose money.

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•

Small Company Risk — While securities of small cap companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger company stocks. Small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

•

Market Risk — Investments in common stocks in general are subject to market, economic and business risks that will cause their market value to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

•

Management Risk — As with all mutual funds, the Fund is subject to the risk that an investment strategy used by Kalmar may fail to produce the intended result and the Fund may be unable to achieve its investment objective.

•

Opportunity Risk — As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Value Investing Risk — The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”) which is available on the Fund’s website at www.kalmarinvestments.com.

FUND MANAGEMENT

INVESTMENT ADVISER

Kalmar Investment Advisers (“Kalmar”), located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807, serves as the investment adviser for the Fund. Kalmar manages the investments of the Fund according to the Fund’s stated investment objective, philosophy and policies and subject to its limitations and restrictions. Kalmar makes the Fund’s day-to-day investment decisions, selects brokers and dealers to execute portfolio transactions and generally manages the Fund’s investments. As of December 31, 2012, Kalmar (and its affiliates) managed approximately $[            ] billion primarily in small to mid-capitalization stocks in separately managed accounts, for our own Fund, and as sub-adviser for other funds. Kalmar’s other clients include high net worth individuals and family trusts, corporations, pensions and profit-sharing plans and institutions such

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as endowments, foundations, hospitals and charitable institutions. Kalmar (and its affiliates) invests assets of its own profit-sharing plan in shares of the Fund, as do members of its investment team and other employees.

Kalmar is entitled to receive an investment advisory fee from the Fund at an annual rate of 1.00% on the first $750 million of the Fund’s average daily net assets; 0.975% on the next $250 million of the Fund’s average daily net assets; and 0.95% on the Fund’s average daily net assets in excess of $1 billion, payable on a monthly basis. As compensation for its services for the fiscal year ended December 31, 2011, the Fund paid Kalmar a monthly advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets. A discussion regarding the basis for the Fund’s Board of Trustees approving the Fund’s investment advisory agreement with Kalmar is available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2012.

PORTFOLIO MANAGEMENT TEAM

Kalmar is owned entirely by fourteen principals and Kalmar’s founder, Ford B. Draper, Jr., owns a majority interest in the firm. Kalmar utilizes a team approach in managing the Fund’s portfolio with Mr. Draper, as chief investment officer, leading and supervising the research/portfolio management team.

The Adviser has an Investment Committee (“Committee”) of portfolio managers and analysts dedicated to managing the Fund. The Committee meets regularly to review portfolio holdings and discuss purchase and sales activity. Committee members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objective and strategy. Mr. Draper and Mr. Walker are members of the Committee. As chief investment officer, Mr. Draper’s responsibility in this regard is slightly weightier than Mr. Walker’s, approximately in a 60%/40% division of responsibility. Listed below are the team members primarily responsible for managing the Fund along with their business experience.

FORD B. DRAPER, JR.

Mr. Draper is President, Chief Investment Officer, Portfolio Manager and Research Analyst of the Adviser. He has been a Committee member since inception. Mr. Draper’s primary responsibilities within the Investment Committee include research, portfolio strategy and portfolio management. Mr. Draper founded the Adviser in 1997. Mr. Draper is the lead Portfolio Manager and Research Analyst for the Fund.

DANA F. WALKER

Mr. Walker is a Portfolio Manager and Research Analyst of the Adviser. He has been a Committee member since inception. Mr. Walker’s primary responsibilities within the Committee include research, portfolio strategy and portfolio management. Mr. Walker joined the Adviser in 1997. Mr. Walker is also Co-Portfolio Manager and Research Analyst for the Fund. He is a Chartered Financial Analyst.

The Fund’s SAI provides additional information on the Committee members primarily responsible for the Fund, including a description of their compensation, other accounts managed by the Committee members, and the Committee members’ ownership of securities in the Fund.

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FINANCIAL

HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [        ], whose report, along with the Fund’s financial statements, and financial highlights, are included in the Fund’s Annual Report, which is available, without charge, upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

	2012	2011	2010	2009	2008
Net asset value at beginning of year		$16.13	$12.19	$9.13	$15.30

Investment Operations
Net investment loss		(0.16)	(0.14)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments		0.25	4.36	3.17	(6.05)

Total from investment operations		0.09	4.22	3.06	(6.17)

Distributions
From net realized gain on investments		(0.86)	(0.28)	—	—

Total distributions		(0.86)	(0.28)	—	—

Net asset value at end of year		$15.36	$16.13	$12.19	$9.13

Total return		0.50%	34.57%	33.52%	(40.33)%
Ratios to average net assets/Supplemental Data:
Expenses to average net assets		1.44%	1.48%	1.46%	1.40%
Net investment loss to average net assets		(0.99)%	(1.00)%	(1.09)%	(0.94)%
Portfolio turnover rate		41.68%	29.12%	32.14%	33.96%
Net assets at end of year (000s omitted)		$331,800	$314,776	$253,273	$213,961

SHAREHOLDER

INFORMATION

The Fund is not designed to accommodate market timing or repetitive trading. “Market timing” is defined as effecting frequent trades into or out of a mutual fund in an effort to anticipate price movements. The Fund may restrict or refuse purchase or exchange orders by market timers or by those persons the Fund or Foreside Funds Distributors LLC (“Distributor”) believe are engaging in similar trading activity. Market timing can adversely impact the ability of Kalmar to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

The Board of Trustees has adopted a policy designed to discourage frequent purchases and redemptions. All persons purchasing Fund shares (including shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company), who make more than one “round trip” (i.e., one purchase and one sale) involving the Fund within any 90-day calendar period will violate the policy. Systematic purchases and redemptions and payroll contributions, withdrawals and loans by retirement plan participants are excluded from this policy.

Redemption Fee. The Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

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The 2% redemption fee will not be charged on the following transactions: (1) shares redeemed via a systematic withdrawal plan approved by the Adviser; (2) shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program approved by the Adviser; (3) shares purchased by the reinvestment of dividends and capital gain distributions; (4) shares purchased with retirement plan participant contributions (e.g., payroll contributions); (5) shares redeemed as part of a retirement plan, participant-directed distribution including, but not limited to, the following examples: death distributions, hardship withdrawals, loan withdrawals, Qualified Domestic Relations Orders (QDROs); (6) shares redeemed as part of a retirement plan termination or restructuring; (7) shares transferred from one retirement plan to another retirement plan in the same Fund; and (8) shares redeemed by the Fund to cover various fees (e.g., fiduciary fees).

PRICING OF

FUND SHARES

The Fund’s share price is based upon the net asset value of the Fund. The Fund’s administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), determines the net asset value per share as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”) which is normally 4:00 p.m., Eastern time, each day that the NYSE is open. The shares will not be priced on the days on which the NYSE is closed for trading. The net asset value per share is determined by dividing the value of the Fund’s securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding.

An exchange-listed security is valued at its last sale price on that exchange on the day when the security is valued. In the absence of any sales on that day, the security is valued at the mean between the closing asked and bid quotations. An unlisted security that is quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) is valued at the official closing price reported on NASDAQ on the day the security is valued. In the absence of any sales on that day, the security is valued at the mean between the closing asked and bid quotations.

A security that is not listed on the NASDAQ is valued at the mean between the closing asked and bid quotations. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Trust, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. When the Fund uses fair value pricing to determine the value of securities, such securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced using procedures that the Board of Trustees believes accurately reflects fair value. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Fund will value money market securities and debt obligations with less than sixty days remaining to maturity when acquired by the Fund on an amortized cost method of valuation excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount from cost versus par value at maturity. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

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SHARE CLASSES

The Fund currently offers three classes of shares: Investor Class shares, [Advisor/Service] Class shares and Institutional Class shares. [Advisor/Service]

•

Investor Class shares. Investor Class shares are offered to individual investors directly or through no-transaction fee or NTF platforms offered by broker dealers or other financial intermediaries (i.e., mutual fund supermarkets) and charge a 0.25% shareholder services fee. Investor Class shares are subject to a minimum initial investment of $2,500.

•

[Advisor/Service] Class shares. [Advisor/Service] shares are offered to individual investors directly or through transaction fee platforms offered by broker dealers or other financial intermediaries and charge a 0.10% shareholder services fee. [Advisor/Service] Class shares are subject to a minimum initial investment of $100,000.

•

Institutional Class shares. Institutional Class shares are offered primarily for direct investments by high net worth individuals and institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and financial intermediaries that do not require the payment of service fees. The minimum initial investment for Institutional Class shares is $250,000.

Each Class of shares has different expenses and shareholder servicing arrangements to provide for different investment needs. If you purchase shares through a financial intermediary, you may be charged a transaction-based fee or other fee for the services of such organization.

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The following is a summary of the differences between the three Classes for the Fund:

	Investor Class	[Advisor/Service] Class	Institutional Class
Eligible Investors	(i) Investors that invest directly with the Fund and meet the minimum investment.	(i) Investors that invest directly with the Fund and meet the minimum investment.	(i) Investors that invest directly with the Fund and meet the minimum investment.
	(ii) Investors that invest through a financial intermediary’s no-transaction fee or “NTF” platform that require payment of a service fee by the Fund.	(ii) Investors that invest through a financial intermediary’s transaction fee platform, including investments on a transaction fee platform by a registered investment adviser on behalf of an investor, that requires payment of service fees by the Fund.	(ii) Institutions investing directly with the Fund on their own behalf, or for the account of or as custodian for their clients that do not require payment by the Fund of a service fee.
Initial Sales Charges	None	None	None
CDSC	None	None	None
Redemption Fee	2.00% as a percentage of amounts redeemed within 90 days of purchase	2.00% as a percentage of amounts redeemed within 90 days of purchase	2.00% as a percentage of amounts redeemed within 90 days of purchase
Distribution/ Service (12b-1) Fee	None	None	None
Shareholder Services (Non-12b-1) Fees	0.25% of the class’ average daily net assets	0.10% of the class’ average daily net assets None	None
Annual Expenses	Higher annual expenses than [Advisor/Service] Class and Institutional Class shares because of higher service fees.	Lower annual expenses than Investor Class shares because of lower service fees; higher annual expenses than Institutional Class shares because of service fees.	Lower annual expenses than Investor Class and [Advisor/Service] Class shares because it does not have service fees.
Minimum Initial Investment	$2,500	$100,000	$250,000

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The minimum initial investment for a Class may be waived in certain circumstances, including, but not limited to, the following:

•	Employees and directors of the Adviser and its affiliates and their families[1]

•	Employee benefit plans sponsored by the Adviser

•	Trustees of the Trust and their families[1]

•

Employer-sponsored retirement plans, such as defined contribution plans (497(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries

•	Certain registered investment advisers, broker-dealers and individuals investing in the Fund through registered investment advisers

Notwithstanding the above, the Fund reserves the right to broaden or limit the eligible shareholders for any Class including the right to reduce or waive the minimum initial investment for any investor.

Shares representing interests in the Fund are offered continuously for sale by the Distributor. You can purchase Investor Class shares, [Advisor/Service] Class shares or Institutional Class shares of the Fund through certain financial institutions, broker-dealers or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

Shareholder Services Fees – Investor Class and [Advisor/Service] Class shares

The Board of Trustees, on behalf of the Fund’s Investor Class shares and [Advisor/Service] Class shares, has adopted Shareholder Services Plans under which the Fund, may pay a fee for shareholder services provided to the Fund’s Investor Class and Institutional – Service Class shares by financial institutions, including the Adviser. The maximum shareholder services fee that the Fund may pay as a percentage of average daily net assets of the Investor Class shares and [Advisor/Service] Class shares is 0.25% and 0.10%, respectively. The types of services for which entities may be compensated under the terms of the Shareholder Services Plans include, but are not limited to: (a) establishing and maintaining customer accounts and records; (b) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Fund or the Fund’s distributor; (c) automatically investing customer account cash balances; (d) providing periodic statements to their customers; (e) arranging for bank wires; (f) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (g) assisting customers in changing dividend options, account designations and addresses; (h) performing sub-accounting functions; (i) processing dividend payments from the Fund on behalf of customers; (j) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (k) providing such other similar non-distribution related services. These shareholder servicing fees may be increased without shareholder approval.

Additional Payments to Financial Intermediaries

In addition to payments made by the Fund for shareholder servicing, the Adviser or its affiliates may make additional payments out of its own resources (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Funds or for

[1]	Family members include spouse, parents, spouse’s parents, children, children’s spouses, brothers, sisters, and a domestic partner of the employee, Trustee or director of the Adviser.

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services to a Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Adviser or its affiliates, out of their revenues, which generally come directly or indirectly from advisory fees paid by their clients, including the Fund. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares. In return for these Additional Payments, the Adviser may receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages may include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder services plan. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund’s Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. A selling agent may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

HOW TO

PURCHASE

SHARES

However, certain financial institutions, broker-dealers or shareholder servicing agents may charge you transaction or other account fees for effecting transactions in Fund shares. The Fund’s shares are offered at the net asset value per share next determined after the receipt by BNY Mellon of a purchase request in good order and payment in proper form. Information on investing in the Fund is presented below, and any requests for applications, additional information or questions may be directed to the Fund’s transfer agent BNY Mellon at (800) 282-2319. The Fund and its agents reserve the right at any time to reject or cancel any part or all of any purchase order for any reason.

Please make sure that your investment amount meets or exceeds the investment minimums for each class. The minimum subsequent investment in a Fund for all share classes is $500. You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. The minimum initial investment and the subsequent minimum investment may be waived or lowered at the Fund’s discretion.

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Type of Account	Minimum Initial Investment
Investor Class Shares
Standard Accounts	$2,500
Traditional Roth and IRA Accounts	$1,000
Automatic Investment Plan Accounts	$1,000
[Advisor/Service] Class Shares
Standard Accounts	$100,000
Traditional Roth and IRA Accounts	$100,000
Qualified Retirement Plans	N/A
Institutional Class Shares
Standard Accounts	$250,000

Purchase Price. Purchase orders for shares of the Fund, which are received in proper form by BNY Mellon prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on any day that the Fund is open, are priced according to the net asset value per share determined on that day. Purchase orders received in proper form by BNY Mellon after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

In-Kind Purchases. At the discretion of the Fund, you may be permitted to purchase Fund shares by transferring securities to the Fund that: (1) meet the Fund’s investment objective and policies; (2) are acquired by the Fund for investment and not for resale purposes; and (3) are liquid securities which are not restricted as to transfer by agreement, law or liquidity of market. At the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged, together with other securities of the same issuer owned by the Fund, may not exceed 5% of the net assets of the Fund immediately after the transaction. You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to the Fund in exchange for Fund shares.

Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund’s net asset value. All dividends, interests, subscriptions, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by you upon receipt from the issuer.

Customer Identification Program. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

The Fund’s agent, BNY Mellon, will obtain, verify and record identifying information, which may include the name, street address, social security or taxpayer identification number or other identifying information for each investor who opens an account. BNY Mellon may also ask to see a shareholder’s driver’s license or other identifying documents. The Fund and its agent, BNY Mellon, will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Purchase of Shares through the Fund’s Transfer Agent.

You may purchase shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, which will show all of your transactions and the balance of the shares you

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own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements

Purchases of shares through the Fund’s transfer agent may be made in one of the following ways:

•

Purchases By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the Kalmar “Growth-with-Value” Small Cap Fund, along with a completed shareholder application, to Kalmar “Growth-with-Value” Small Cap Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9831, Providence, RI 02940. A shareholder application sent by overnight mail should be sent to Kalmar “Growth-with-Value” Small Cap Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

If a subsequent investment is being made, you should use the purchase stub and return envelope from the most recent account statement and the check should also indicate your Fund account number.

•

Purchases By Wire. Before you wire funds for an initial investment, the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., must have received a completed Application with respect to your investment. You may send an Application to the Transfer Agent by mail or overnight delivery service. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.

Prior to sending wire transfers, please contact Shareholder Services at 800-282-2319 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

•

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. The Fund and its service providers are not responsible for any consequences of delays resulting from the banking or Federal Reserve wire systems, or from incomplete wiring instructions. You should be aware that some banks may charge you a wire fee service.

Automatic Investment Plan. You may purchase Fund shares through an Automatic Investment Plan operated by the Fund. The Plan provides a convenient method by which you may have monies deducted directly from your checking, savings or bank money market accounts for investment in the Fund. Under the Plan, BNY Mellon, at regular intervals, will automatically debit your bank account in an amount of $100 or more (subsequent to the $2,500 minimum initial investment), as specified by you. You may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the net asset value per share at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on or about the 20th day of the month. For further details about this service, refer to the Application accompanying this prospectus or call BNY Mellon at (800) 282-2319.

Retirement Plans. Shares of the Fund are available for use in all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Fund for retirement plans can be obtained from BNY Mellon by calling (800) 282-2319.

Purchase of Shares through Financial Intermediaries.

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having

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a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

HOW TO

REDEEM

SHARES

You may redeem all or a portion of your shares on any day that the Fund calculates its net asset value. See “Pricing of Fund Shares.” Except as noted below, redemption requests received in good order by BNY Mellon prior to the close of regular trading on the NYSE on any business day that the Fund calculates its per share net asset value, are effected at the net asset value per share determined that day. Redemption requests received in good order by BNY Mellon after the close of the NYSE are effected as of the time the net asset value per share is next determined. Redemption proceeds are normally sent on the next business day following receipt by BNY Mellon of redemption requests in good order, but under most circumstances not later than 7 days following such receipt, or as governed by law. Under certain circumstances, the Fund does reserve the right to make redemptions in portfolio securities rather than cash (see “In-Kind Redemption”). Redemption requests should be accompanied by the Fund’s name and the shareholder’s account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. The Fund imposes a 2% redemption fee on Fund shares redeemed within 90 days of purchase (see “Shareholder Information”).

Delivery of the proceeds of a redemption of shares that were recently purchased and paid for by check may be delayed until the Fund determines that the Fund’s custodian has completed collection of the purchase check which may take up to 10 days. Also, redemption requests for accounts for which purchases were made by wire may be delayed until the Fund receives a completed application for the account. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted, (b) the NYSE is closed, (c) when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or (d) if the SEC orders the Fund to suspend redemptions.

Shares may be redeemed in one of the following ways:

•

Redemption By Mail. Your written redemption request must (i) identify your account number, (ii) state the number of shares or dollar amount to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $25,000, or for any amount if payment is to other than the shareholder of record, or if the proceeds are to be sent elsewhere than the address of record, must be accompanied by a signature guarantee by a guarantor institution that is acceptable to the Fund’s transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a signature guarantee program recognized by the Securities Transfer Association. The three recognized signature guarantee programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notarized signature is not sufficient. A signature and a signature guarantee are required for each person in whose name the account is registered. BNY Mellon may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

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You should submit written redemption requests to:

Kalmar “Growth-with-Value” Small Cap Fund

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9831

Providence, RI 02940

A redemption request sent by overnight mail should be sent to:

Kalmar “Growth-with-Value” Small Cap Fund

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

A redemption request will not be deemed to be properly received until BNY Mellon receives all required documents in proper form. Questions regarding the proper form for redemption requests should be directed to BNY Mellon at (800) 282-2319.

•

Redemption By Telephone. You may redeem shares by telephone by completing the telephone redemption section of the shareholder application which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. You may redeem by telephone amounts up to $50,000 by instructing BNY Mellon at (800) 282-2319. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, you should send a written request to BNY Mellon at the address listed above. A signature guarantee is required of all shareholders in order to change telephone redemption privileges. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify the shareholder.

During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach BNY Mellon by telephone, you may make a redemption request by mail. The Fund or BNY Mellon reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

Redemption through a Financial Intermediary. If you purchased shares through a financial intermediary, you must place all redemption orders for Investor Class shares through that financial intermediary in accordance with instructions or limitations pertaining to your account with such financial intermediary. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. Redemption orders are effected at the NAV next determined after the order is received by the Transfer Agent from the financial intermediary. Some financial intermediaries have entered into arrangements with the Fund to accept orders on behalf of the Fund in which case redemption orders are effected at the NAV next determined after the order is received by the financial intermediary. Your financial intermediary may charge your account for redemption services.

Wiring of Redemption Proceeds. The Fund will wire redemption proceeds to a predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge you a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt of a redemption request in proper form (if received before the close of regular trading on the NYSE), but in no event later than five days following such receipt.

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In-Kind Redemption. The Fund will satisfy redemption requests in cash to the extent feasible, so long as such payments would not, in the opinion of Kalmar or the Board of Trustees, result in the necessity of the Fund selling assets under adverse conditions and to the detriment of the Fund’s remaining shareholders. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets (for any one shareholder over a 90-day period) by a distribution in kind of marketable securities in lieu of cash. Any portfolio securities paid or distributed in-kind would be valued as described under “Pricing of Fund Shares.” In the event that the Fund makes an in-kind payment, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund’s portfolio. Where a shareholder has requested redemption of all or a part of the shareholder’s investment, and if the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to satisfy the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder’s basis in the Fund shares redeemed.

Involuntary Redemption. The Fund reserves the right to redeem your account if it is inactive and worth less than the minimum initial investment when the account was established, currently $2,500, $100,000 and $250,000 for Investor Class shares, [Advisor/Service] Class shares and Institutional Class shares, respectively. The Fund will advise you of its intention to redeem your account in writing at least sixty (60) days prior to effecting such redemption, during which time you may purchase additional shares in any amount necessary to bring the account back to the appropriate minimum amount. The Fund will not redeem your account if it is worth less than the appropriate minimum amount solely because of a market decline.

Systematic Withdrawal Plan. If you own shares with a value of at least $10,000 for Investor Class shares or $500,000 or more for [Advisor/Service] Class and Institutional Class shares, you may participate in the Systematic Withdrawal Plan. Under this Plan, you may automatically redeem a portion of your Fund shares monthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by you. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences. For further details about this service, see the application or call BNY Mellon at (800) 282-2319.

EXCHANGING SHARE CLASSES

you may transfer your shares into another class of shares of the Fund if you meet the eligibility requirements for the class into which you would like to transfer. If you purchased your shares from the Fund directly, call the Transfer Agent at (800) 282-2319 for information on exchanging shares into another class of the Fund. If you purchased your shares from a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another class of the Fund. Transfers between classes of a single Fund are generally not considered a taxable transaction. This exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.

*        *        *

You should contact your financial intermediary or the Transfer Agent for further information regarding redeeming your shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

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DIVIDENDS AND

DISTRIBUTIONS

The Fund intends to declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. The Fund will distribute net realized capital gains, if any, once each year. Reinvestment of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless you have elected in writing to receive dividends or distributions in cash. You may change an election by notifying BNY Mellon in writing thirty (30) days prior to the record date. You may call BNY Mellon for more information. Expenses of the Fund, including the advisory fee, are accrued each day. It is anticipated that expenses incurred by each class of shares will differ and, accordingly, that the dividends distributed with respect to each class may differ.

TAX CONSEQUENCES

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Code. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short- term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital

20

KALMAR

POOLED

INVESTMENT

TRUST

loss to the extent of any distributions of capital gains dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation.

21

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings and operating results for the Fund’s most recently completed fiscal year or half-year. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): Provides additional information and a more detailed description of the Fund’s policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference (legally the SAI is part of the prospectus).

Copies of these documents and answers to questions about the Fund may be obtained without charge, upon request, by contacting:

Kalmar “Growth-with-Value” Small Cap Fund

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9831

Providence, Rhode Island 02940

(800) 282-2319

8:30 a.m. to 5:00 p.m. Eastern time

You may also obtain a copy of these documents without charge by visiting the Fund’s website at www.kalmarinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the SEC’s EDGAR Database and may be viewed or downloaded from the SEC’s Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING

CHANGES TO EXISTING ACCOUNTS, PURCHASING

OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,

PLEASE CALL (800) 282-2319.

The investment company registration number for Kalmar Pooled Investment Trust is 811-07853.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 9831

PROVIDENCE, RI 02940

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ]

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 9831

PROVIDENCE, RI 02940

www.kalmarinvestments.com

Statement of Additional Information

Dated April [    ], 2013

KALMAR POOLED INVESTMENT TRUST

Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807

(800) 463-6670

Kalmar “Growth-with-Value” Small Cap Fund

INVESTOR CLASS SHARES (TICKER: KGSCX)

[ADVISOR/SERVICE] CLASS SHARES (TICKER: [            ])

INSTITUTIONAL CLASS SHARES (TICKER: [            ])

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) prospectus dated April [    ], 2013, and any supplements thereto (“Prospectus”). The Prospectus and any Annual or Semi-Annual Report to shareholders may be obtained without charge at the addresses and telephone numbers listed below. The audited financial statements for the Kalmar Pooled Investment Trust (the “Trust”) fiscal year ended December 31, 2012 are incorporated into this SAI by reference from the Trust’s Annual Report.

INVESTMENT ADVISER: Kalmar Investment Advisers Barley Mill House 3701 Kennett Pike Wilmington, DE 19807 (800) 463-6670	UNDERWRITER: Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312 (866) 251-6920

KALMAR POOLED INVESTMENT TRUST

Fund History and Classification

The Fund is a series of the Trust, an open-end, diversified management investment company. The Trust is a Delaware statutory trust organized on September 30, 1996. Currently, the Fund is the only operating series of the Trust authorized and outstanding. The Fund commenced operations on April 11, 1997. The Fund currently issues three (3) classes of shares of beneficial interest (“Shares”). Prior to [                ], the Fund issued a single class of Shares. Effective [                    ], the Board of Trustees of the Trust designated the existing class of Shares as the “Investor Class” and further authorized the issuance of two additional classes of Shares designated as “[Advisor/Service] Class” Shares and Institutional Class Shares. Shares of the Fund are offered and sold on a no-load basis, without the imposition of sales charges. Kalmar Investment Advisers (the “Adviser”) provides management and investment advisory services to the Fund.

INVESTMENT STRATEGIES

The Fund’s investment objective is long-term capital appreciation. In seeking to achieve its investment objective, the Fund normally invests at least 80% of its assets in the common stocks of small capitalization (“small cap”) companies whose stock market capitalizations (total equity market value of outstanding shares) are $3 billion or less at the time of purchase. Using its “Growth-with-Value” investment philosophy, the Adviser seeks to invest in companies which it believes have the potential for significant future business growth and capital appreciation, yet whose stocks, at the time of purchase, are also trading at prices that are undervalued in the public trading markets. This SAI contains further information concerning the techniques and strategies employed by the Adviser in managing the Fund, the types of securities in which the Fund may invest, the policies it will follow and the risks associated with the Fund’s investment activities.

Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Cash or Cash Equivalents

Although the Fund intends to remain substantially fully invested, the Fund may invest its assets in cash or cash equivalents, during periods when excess cash is generated through purchases and sales of its shares, or when the Fund desires to hold cash to maintain liquidity for redemptions or pending investments in suitable securities. There also may be times when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate, during which the Fund may invest up to 100% of its net assets in the types of short-term, cash equivalent investments described below.

The Fund may invest in short-term debt securities, including time deposits, certificates of deposit or bankers’ acceptances issued by commercial banks or savings and loan associations meeting certain qualifications. The Fund also may purchase commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Service (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade (A or better by S&P or by Moody’s); and may invest in short-term corporate obligations rated high-grade (A or better by S&P or Moody’s).

The Fund may purchase U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury; and may invest in U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. The Fund may also invest in repurchase agreements collateralized by the securities listed above.

Convertible Securities

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally rises when interest rates decline, and vice versa. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for as long as the Adviser anticipates such stock will provide the Fund with opportunities which are consistent with the Fund’s investment objective and policies.

When Issued Securities, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a “when, as and if issued” security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will maintain in a segregated manner with the custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Foreign Securities and ADRs

The Fund may invest up to 15% of its assets in foreign securities, including sponsored or unsponsored American Depositary Receipts (“ADRs”). However, the Adviser anticipates that the majority of the Fund’s assets ordinarily will be invested in U.S. based companies. The Fund generally limits its foreign investing to ADRs and securities of Canadian companies traded on Canadian or U.S. exchanges or markets. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are “sponsored” or “unsponsored.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. Holding ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.

Investments in foreign securities may involve risks not ordinarily associated with investments in domestic securities. These risks may include legal, political or economic developments such as fluctuations in currency rates, imposition of withholding taxes or exchange controls or other government restrictions or political or policy changes. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, or political or social unrest that could adversely affect the value of foreign securities. There may be less publicly available information about foreign companies than about U.S. companies, and foreign companies may not be subject to accounting, auditing and financial reporting standards that are as uniform as those applicable to U.S. companies.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers, banks and other financial organizations that meet capital and other credit requirements or other criteria pursuant to the Securities Lending Customer Agreement. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentages of the Fund’s total assets on loan. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment.

The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Adviser may choose to discontinue lending of the Fund’s portfolio securities at any time.

Short Sales

The Fund is authorized to engage in short sales of stocks which the Adviser believes are substantially overvalued. If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Whenever the Fund effects a short sale, it will maintain in a segregated manner cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated assets at such a level that the amount designated plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 10% of the value of the Fund’s total net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated assets in connection with short sales. The value of any one issuer in which the Fund is short may not exceed the lesser of 2% of the Fund’s net assets or 2% of the securities of any class of the issuers’ securities. The Fund’s policy regarding short sales is considered a fundamental investment policy and may not be changed without approval of a majority of the Fund’s outstanding voting securities.

Borrowing

As a matter of fundamental policy, the Fund may borrow up to one third of its total assets, taken at market value as a temporary measure for extraordinary or emergency purposes to meet redemptions or to settle securities transactions. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except for notes to banks. The Fund’s policy regarding borrowings may not be changed without approval of a majority of the Fund’s outstanding voting securities. See “Investment Restrictions.”

Debt Securities

The Fund is also authorized to invest in debt securities, which may include bonds, debentures, or notes (and cash equivalent debt securities as described earlier). The Fund may invest its assets in debt securities pending investment in suitable equity securities or if the Adviser believes such securities have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from such debt securities is incidental to the Fund’s investment objective of capital appreciation.

The Fund may invest up to 5% of its net assets, at the time of investment, in lower rated, fixed-income securities and unrated securities of comparable quality, commonly referred to as “junk bonds.” The market value of lower-rated, fixed-income securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody’s ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund may retain an issue that has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer’s creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

For a description of debt security ratings, please refer to Appendix A to this SAI.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund’s portfolio, provided that at no time will more than 5% of the Fund’s assets be allocated to premiums or margins required to establish options positions for non-hedging purposes, and no more than 10% of the Fund’s assets will be subject to obligations underlying such options.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, its aggregate obligations relating to outstanding options exceed 10% of the Fund’s assets.

Writing Covered Call Options

The general reason for writing call options is to attempt to realize income. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, segregate a reserve of cash or liquid securities with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

Repurchase Agreements

For purposes of cash management only, the Fund may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Adviser under standards adopted by the Board of Trustees. Under repurchase agreements, the Fund may purchase any of the cash equivalent securities described above and simultaneously commit to resell such securities at a future date to the seller at an agreed upon price plus interest. The seller will be required to collateralize the agreement by transferring securities to the Fund with an initial market value, including accrued interest, that equals or exceeds the repurchase price, and the seller will be required to transfer additional securities to the Fund on a daily basis to ensure that the value of the collateral does not decrease below the repurchase price. No more than 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. For purposes of the diversification test for qualification as a regulated investment company a (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), repurchase agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counterparty to the repurchase agreements. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in recovering its cash. To the extent that in the meantime, the value of the security purchased had decreased, the Fund could experience a loss. While management of the Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

Investments in Mutual Funds or Exchange Traded Funds

The Fund may invest in shares of other open and closed-end investment companies, including exchange traded funds, which principally invest in securities of the type in which the Fund invests. The Fund may only invest in other investment companies within limits set by the Investment Company Act, which currently allows the Fund to invest up to 10% of its total assets in other investment companies. No more than 5% of the Fund’s total assets may be invested in securities of any one investment company, nor may the Fund acquire more than 3% of the voting securities of any investment company. Certain exchange traded funds have an exemption from the limits set by the Investment Company Act, which allows for a larger investment. Investments in other investment companies, including exchange traded funds, will generally involve duplication of advisory fees and other expenses.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in securities which may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) commercial paper issued pursuant to Section 4(2) of the Securities Act, that are determined to be liquid in accordance with guidelines established by the Board of Trustees of the Trust. While maintaining oversight, the Board of Trustees has delegated the day-to-day function of determining liquidity to the Adviser.

The Board of Trustees has instructed the Adviser to consider the following factors in determining the liquidity of a security purchased under Rule 144A or commercial paper issued pursuant to Section 4(2) the Securities Act: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If the Adviser determines that a security which was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limit on investment in such securities, the Adviser will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets.

INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below, some of which (as indicated), are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. As provided in the Investment Company Act, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As a matter of fundamental policy, the Fund may not:

1.	As to 75% of its total assets, invest more than 5% of the total assets of the Fund in the securities of any one issuer, other than cash or cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or other investment companies.

2.	As to 75% of its total assets, purchase more than 10% of the voting securities, or any class of securities, of any single issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

3.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; investments in certificates of deposit and bankers’ acceptances will not be considered investments in the banking industry; utility companies will be divided according to their services; financial service companies will be classified according to the end users of their services; and asset-backed securities will be classified according to the underlying assets securing such securities.

4.	Invest in real estate or interests in real estate; however, this will not prevent the Fund from investing in securities secured by real estate or interests therein, or in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate.

5.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index options, stock index futures, financial futures and related options on such futures.

6.	Issue senior securities, except that the Fund may borrow money in accordance with investment limitation 9 below, purchase securities on a when-issued, delayed settlement or forward delivery basis, sell securities short and enter into reverse repurchase agreements.

7.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with options transactions, if applicable, shall not be considered the purchase of a security on margin.

8.	Make loans of money or property, except through: (i) the purchase of debt instruments consistent with its investment objective and policies; (ii) investment in repurchase agreements; or (iii) loans of portfolio securities in a manner consistent with the Fund’s investment objective and policies and the provisions of the Investment Company Act and regulations and SEC positions thereunder.

9.

Borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks (i) as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares or (ii) in connection with reverse repurchase agreements. Utilization of borrowings may exaggerate increases or decreases in an investment company’s net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

10.

Mortgage, pledge, hypothecate or otherwise encumber its assets, except in amounts up to 33 1/3% of its total assets, but only to secure borrowings authorized in the preceding restriction or to collateralize securities trading practices described herein and in the Fund’s prospectus.

11.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act, in selling portfolio securities.

The policies set forth below are non-fundamental policies of the Fund and may be amended without the approval of the shareholders of the Fund. The Fund will not:

1.	Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act or in connection with a merger, consolidation, acquisition or reorganization, or in accordance with any exemptive order granted by the SEC.

2.	Make investments in securities for the purpose of exercising control over or management of the issuer.

MANAGEMENT

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The trustee listed under “Interested Trustee” is an “interested person” of the Adviser or the Trust, within the meaning of the Investment Company Act. Each person who is not an “interested person” of the Adviser or the Trust within the meaning of the Investment Company Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
WENDELL FENTON Date of Birth: May 1939	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971 – 2009.	1	None
NICHOLAS A. GIORDANO Date of Birth: March 1943	Trustee	Shall serve until death, resignation or removal. Trustee since 2000.	Consultant, financial services organizations since 1997.	1	Trustee, WT Mutual Fund (registered investment company) (12 portfolios); Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); Director, The RBB Fund, Inc (registered investment company) (18 portfolios); Trustee, Wilmington Funds (Registered Investment Company) (26 portfolios); formerly, Director, Commerce Bank

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
DAVID M. REESE, JR. Date of Birth: July 1935	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Semi-retired since 1996.	1	None
DAVID D. WAKEFIELD Date of Birth: October 1930	Trustee	Shall serve until death, resignation or removal. Trustee since 1997.	Retired private investor since 1997.	1	Formerly, Director, Townsend’s Inc. (food products and services)
INTERESTED TRUSTEE
FORD B. DRAPER, Jr.[1] Date of Birth: May 1942	Trustee, Chairman, President and Principal Accounting Officer.	Shall serve until death, resignation or removal. Trustee, President and Chairman of the Board since 1997.	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	1	None
OFFICERS
FORD B. DRAPER, III[2] Date of Birth: November 1966	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2000.	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
VERNA KNOWLES Date of Birth: November 1945	Treasurer and Chief Financial Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 1998.	Administration Director and Treasurer, Kalmar Investments Inc. since 1998; Trustee and Treasurer, Kalmar Investment Advisers since 1997; President and Director, Books and Balances Ltd. (accounting services) since 1988.	N/A	N/A

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
MARJORIE L. MCMENAMIN Date of Birth: August 1949	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 1998.	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
KIMBERLY R. PORTMANN Date of Birth: January 1967	Chief Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2004.	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A
DIANE J. DRAKE 301 Bellevue Parkway Wilmington, DE 19809 Date of Birth: July 1967	Assistant Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2005.	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) since 2010; Vice President and Counsel, PNC from 2008-2010; Vice President and Assistant Counsel, PNC from 2003 to 2007.	N/A	N/A
JAMES G. SHAW 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: October 1960	Assistant Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2005.	Director and Vice President, BNY Mellon since 2005; Vice President, PNC since 1995.	N/A	N/A

[1]	Mr. Draper, Jr. is an “interested” Trustee, as defined in the Investment Company Act by reason of his position as president of Kalmar Investment Advisers, the Trust’s investment adviser.
[2]	Ford B. Draper, III is the son of Ford B. Draper, Jr.

Leadership Structure and Responsibilities of the Board of Trustees and Committees

Under Delaware law, the Trust’s Board of Trustees is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund.

Currently the Board is comprised of five individuals, one of whom is considered an “interested person” of the Trust as defined by the Investment Company Act. The remaining Trustees are not interested persons of the Trust (the “Independent Trustees”).

The Board has adopted a Statement of Policy on the Qualifications for Selection as Chairman of the Board that sets forth the following required skills of a Chairman in addition to the basic qualifications for all members of the Board: (i) the ability to exercise leadership among the Trustees; (ii) the ability to chair Board meetings in an evenhanded and open manner; (iii) the ability to communicate effectively with the Fund’s shareholders, service providers, regulatory agencies, the press and other relevant parties; (iv) the ability to represent the Fund’s interests effectively in all dealings with the Fund’s adviser and other service providers; and (v) the ability to evaluate and prioritize issues for consideration by the Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.

Ford B. Draper, Jr., an “interested person” (as such term is defined in the Investment Company Act) currently serves as the Chairman of the Board. The Trustees have determined that Mr. Draper satisfies the principles set forth in the statement of policy and that Mr. Draper’s service as Chairman is appropriate and benefits shareholders due to his personal and professional stake in the quality of services provided to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, a discussed below, allows the Board to effectively administer its oversight function. Currently, the Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Fenton, Giordano, Reese and Wakefield, each an Independent Trustee. Mr. Wakefield serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to: (1) approve in advance the appointment, compensation and oversight of the Trust’s independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2012, there were [    ] meetings of the Audit Committee.

The Nominating and Governance Committee is comprised of Messrs. Fenton, Giordano, Reese and Wakefield, each an Independent Trustee. Mr. Fenton serves as chairman of the Committee. Pursuant to its charter, the Nominating and Governance Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; and identifying qualified candidates to serve as Trustee candidates. During the fiscal year ended December 31, 2012, there was

[        ]meeting of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient period of time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Wendell Fenton is presently retired but was formerly a Partner of Richards, Layton & Finger (law firm) from 1971 until 2009; Mr. Nicholas A. Giordano is a consultant for financial services organizations since 1997 and was formerly the President of LaSalle University from 1998 to 1999 and President and Chief Executive Officer of the Philadelphia Stock Exchange from 1981 to 1997; Mr. David M. Reese, is presently semi-retired, but formerly served as a portfolio manager and research analyst for Kalmar Investments from 1982 through March 1996; Mr. David D. Wakefield is a private investor since 1997, prior to which he served as an Executive Secretary of Longwood Foundations and Welfare Foundation from 1992 to 1997, and Chairman and President of J.P. Morgan Delaware from 1989 to 1992; and Mr. Ford B. Draper, Jr. (the only interested Trustee) is the Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982 and President of Kalmar Investment Advisers since 1997.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers.

Security and Other Interests. The following table sets forth the dollar range of equity securities owned beneficially and of record by each Trustee in the Fund as of December 31, 201.

[TO BE UPDATED BY AMENDMENT]

Name of Trustee	Dollar Range of Ownership in Fund		Aggregate Dollar Range of Ownership in Investment Companies Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE
Ford B. Draper, Jr.	[	]	[	]

INDEPENDENT TRUSTEES
Wendell Fenton	[	]	[	]
Nicholas A. Giordano	[	]	[	]
David M. Reese	[	]	[	]
David D. Wakefield	[	]	[	]

As of December 31, 2012, none of the Independent Trustees, or their immediate family members (spouse or dependent children) owned beneficially or of record any interest in the Trust’s Adviser or Foreside Funds Distributors LLC (“Foreside”), the Trust’s distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

Advisory Agreement Approval

Disclosure relating to the material factors and the conclusions that formed the basis for the Board of Trustees approval of the continuation of the Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders dated December 31, 2012, which may be obtained without charge by calling 800-463-6670 or visiting the Adviser’s website at www.kalmarinvestments.com.

Compensation. The fees and expenses of the Independent Trustees are paid by the Trust. Except for the Trust’s Chief Compliance Officer, compensation to officers and Trustees of the Trust who are affiliated with the Adviser is paid by the Adviser, and not by the Trust. The Trust pays 50% of the compensation of the Trust’s Chief Compliance Officer pursuant to the annual approval by the Board of Trustees. The Trust’s Chief Compliance Officer also acts as the Advisor’s Chief Compliance Officer. The following table shows the fees paid during the fiscal year ended December 31, 2012 to the Independent Trustees for their service to the Trust.

Independent Trustee	Aggregate Compensation from Trust		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Wendell Fenton	[	]	$0	$0	[	]
Nicholas Giordano	[	]	$0	$0	[	]
David M. Reese, Jr.	[	]	$0	$0	[	]
David D. Wakefield	[	]	$0	$0	[	]

Codes of Ethics

The Adviser and the Trust have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code significantly restricts the personal investing activities of directors and officers of the Adviser and employees of the Adviser and the Trust with access to information about current portfolio transactions. Among other provisions, each Code requires that such directors, officers and employees with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file with the SEC as exhibits to the Trust’s registration statement.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with the proxy voting policies and procedures, which are included as Appendix B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

Information regarding how the Fund voted proxies relating to its portfolio securities during the twelve-month period ended June 30, 2012 is available in the Trust’s Form N-PX which can be obtained, without charge, upon request by calling the Adviser at 800-463-6670. The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings. The Fund will not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis except when there are legitimate business purposes for doing so as determined by the President, Vice President or Chief Compliance Officer. In any event, no consideration or compensation will be paid for disclosure of the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer is responsible for monitoring compliance with the policy and will report any disclosure arrangements to the Board of Trustees at the next quarterly meeting. In adopting such policies and procedures, the Board of Trustees considered actual and potential conflicts of interest that could arise between the interests of the Fund’s shareholders and those of the Fund’s investment adviser or any affiliated person of the Adviser.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports and may disclose portfolio holdings information in response to requests from government authorities. The Fund may post portfolio holdings on its website or in another public distribution released at regular intervals or from time to time (at the discretion of the Fund) in accordance with applicable law. Such portfolio holdings information will be as of a date at least 7 days prior to its release. If the Fund releases portfolio holdings information in such a manner, the information may include the securities names, the number of shares held by the Fund, and the cost and market value of the Fund’s holdings. In addition to the schedule of portfolio holdings, the Fund may release information about the number of securities it holds, a summary of the Fund’s top ten holdings (including security name and the percentage of assets invested in each holding), and a percentage breakdown of the Fund’s investments by country, sector, industry and market capitalization, as applicable. This additional portfolio holdings information will also be as of a date at least 7 days prior to its release. The day after portfolio holdings information is publicly released or available on the Fund’s website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available (on a website or otherwise) to the following: (1) the Trust or Kalmar’s employees and affiliates that provide services to the Trust; (2) BNY Mellon or other service providers who require access to the information for the following purposes: (a) in order to fulfill their contractual duties relating to the Fund; (b) to facilitate the review of the Fund by a ranking or rating agency; (c) for the purpose of due diligence or reorganization planning regarding a merger or acquisition; or (d) for the purpose of effecting in-kind redemption of securities; (3) [                ], the Fund’s independent registered public accounting firm, for use in providing audit opinions; (4) financial printers for the purpose of preparing Fund reports or regulatory filings; (5) the Trust’s custodian, in connection with its custody of the Fund’s assets; (6) if applicable, proxy voting service; and (7) data aggregators, including Lipper and Morningstar.

Information may be provided to the parties listed above if they have a contractual or ethical duty that prohibits them from sharing the Fund’s portfolio holdings information without specific authorization from an executive officer of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [            ], 2013, the following organizations or individuals held of record 5% or more of the shares of the Fund as indicated below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the Investment Company Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name and Address	Percentage Owned
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	[	]%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	[	]%

As of [            ], 2013, the Trustees and officers of the Trust, as a group, owned [    ]% of the Fund’s shares.

SERVICE PROVIDERS

Investment Advisory Services

The Trust has entered into an investment advisory agreement, on behalf of the Fund, with the Adviser (the “Advisory Agreement”), for the provision of investment advisory services to the Fund. The Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, and places orders for the purchase and sale of portfolios securities with broker-dealers, subject to the supervision and direction of the officers and Board of Trustees of the Trust. The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Trust’s Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose. Pursuant to the Advisory Agreement, the Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% on the first $750 million of the Fund’s average daily net assets; 0.975% on the next $250 million of the Fund’s average daily net assets and 0.95% on the Fund’s average daily net assets in excess of $1 billion. For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund paid advisory fees of $[        ], $3,443,343 and $2,643,065, respectively.

General expenses of the Fund (such as costs of maintaining corporate existence, legal fees, insurances, etc.) and certain registration or notice filing fees, brokerage commissions and other portfolio expenses will be borne by the Fund.

Kalmar is entirely owned by fourteen principals with Mr. Ford B. Draper, Jr. owning a majority interest in Kalmar. Please see the “Management” section of this SAI for additional information on Mr. Draper.

Investment Committee

The Adviser has an Investment Committee of portfolio managers and analysts dedicated to managing the Fund. The Investment Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Investment Committee members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objective and strategy.

Other Accounts Managed

The Investment Committee members also may be responsible for the day-to-day management of other accounts, as indicated by the following table.

Other Accounts Managed (as of December 31, 2012):

Name of Investment Committee Members	Type of Accounts	Total # of Accounts Managed		Total Assets ($ millions)		# of Accounts Managed that Advisory Fee Based on Performance		Total Assets that Advisory Fee Based on Performance ($ millions)
Ford B. Draper, Jr.	Registered Investment Co.: Other Pooled Inv. Vehicles: Other Accounts:	[	]	[	]	[	]	[	]
Dana F. Walker	Registered Investment Co.: Other Pooled Inv. Vehicles: Other Accounts:	[	]	[	]	[	]	[	]

Potential Conflicts of Interest

The Adviser does not believe any material conflicts of interest exist as a result of the Investment Committee members managing the Fund and managing the other accounts noted above. The investment strategies of the Fund and the other accounts managed by Investment Committee members do not materially conflict.

There will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

The Adviser seeks to maintain a compensation program that is competitive and incentivized so as to be able to attract and retain outstanding, high-caliber investment professionals and to closely link their compensation to their particular contribution to client returns and to the attainment of the performance goals of our “Growth-with-Value” investment philosophy. Portfolio managers receive a base salary, an incentive bonus opportunity, a benefits package, and an opportunity (if invited by the Board) to purchase equity in the Adviser. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market place, as well as to adjust the factors used to determine bonuses in order to promote good sustained Fund and separate account performance.

Base Salary: In setting portfolio manager fixed base salary, the Adviser’s intention is to be competitive in light of the particular person’s experience, tenure, contribution, and responsibilities.

Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative components, generally 60-70% of the bonus, are based on the specific contribution of the individual’s research ideas to the success of the managed portfolios, including the Fund, in absolute and index-relative terms (Russell 2000® and Russell 2000® Growth) for 1-year and 3-year periods.

The non-quantitative component is based on an evaluation of the individual’s contribution to the Adviser’s team-oriented research and portfolio management process and of their other contributions to client satisfaction, client communication, and the overall success of the firm. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team.

Benefits Package: The firm’s benefits package which all employees, including portfolio managers, participate in incorporates health insurance, travel accident insurance, a 401K plan with a firm match, and a profit sharing plan based on the overall success of the firm.

Equity Ownership: The opportunity for equity ownership in the Adviser is open to all key, highest contributing employees of the firm from whatever professional discipline, solely at the discretion and invitation of the Adviser’s Board. Such ownership is purchased from the firm, rather than awarded as a bonus. The three senior portfolio managers most responsible for the Fund’s management are all “partners” in the Adviser in varying percentage amounts. This equity ownership, coupled with the other incentivizing ingredients in the Adviser’s compensation package, is intended to link their compensation directly and indirectly but effectively to client success and performance outcomes.

Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Fund beneficially owned by the Committee members as of December 31, 2012, the Fund’s most recent fiscal year end.

Name of Investment Committee Members	Dollar Value of Fund Shares Beneficially Owned
Ford B. Draper, Jr.	[over $1,000,000]
Dana F. Walker	[over $1,000,000]

Legal Counsel

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

[                    ], [ADDRESS], serves as the Trust’s independent registered public accounting firm.

Principal Underwriter

Distribution Services

Foreside (formerly, BNY Mellon Distributors LLC) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, Foreside agrees to use all reasonable efforts as agent to secure purchasers for the shares of the Fund, which are offered on a continuous basis. Foreside also assists the Trust in the production and distribution of advertising, marketing and sales literature materials, and reviews such materials for compliance with applicable regulations.

The Distribution Agreement provides that Foreside, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or its shareholders for losses arising in connection with the sale of Fund shares.

The Fund shall continue to bear the expense of all notice filing fees incurred in connection with the qualification of its shares under state securities laws.

Foreside received no fees from the Fund for its services for each of the fiscal years ending December 31, 2012, 2011, and 2010, respectively.

SHAREHOLDER SERVICES PLAN (INVESTOR CLASS SHARES)

Pursuant to the Shareholder Services Plans (the “Plan”) adopted by the Trust on [            ], 2013 with respect to the Investor Class and [Adviser/Service] Class of the Fund, the Fund is authorized to arrange for the provision of personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets of its Investor Class shares and a fee up to 0.10% of the Fund’s average daily net assets of its [Advisor/Service] Class shares.

OTHER SERVICE PROVIDERS

Administrator, Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as Administrator and Accounting Agent and Transfer Agent of the Trust.

As Administrator, BNY Mellon supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and certain regulatory compliance services. BNY Mellon also assists in the preparation of reports to shareholders, updates prospectuses and makes filings with the SEC and state securities authorities. BNY Mellon performs certain budgeting, financial reporting and compliance monitoring activities.

As compensation for services performed under the Administration and Accounting Services Agreement, BNY Mellon receives from the Trust a fee payable monthly. The administration fee earned by BNY Mellon for the fiscal years ended December 31, 2012, 2011 and 2010 was $[        ], $367,486 and $295,248, respectively.

BNY Mellon serves as the Trust’s Transfer Agent and dividend disbursing agent. As part of BNY Mellon’s duties, BNY Mellon: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records. The Trust may also appoint financial intermediaries to serve as sub-transfer agent or shareholder service agent to process transactions and maintain records on behalf of the Fund or its shareholders. Such agents are compensated on a percentage of net assets serviced by the agent directly by the Fund.

Custodian

The Trust employs The Bank of New York Mellon, One Wall Street, New York, NY 10286, as custodian of its assets. The custodian: (i) maintains a separate account in the name of the Fund; (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to their respective duties; and (vi) makes periodic reports concerning their duties.

PORTFOLIO BROKERAGE AND TURNOVER

The Adviser will seek “best execution” when effecting the purchases and sales of portfolio securities for the account of the Fund. The Adviser’s process in seeking best execution will consider five primary factors: 1) the best net price under the circumstances of the particular transaction; 2) the execution capabilities of the broker; 3) the commission rate; 4) the value of research provided by the broker-dealer; and 5) its responsiveness and financial responsibility.

Competence of execution can involve many considerations, among them are: the difficulty and effort required as a result of such factors as block trade requirements; limited trading volume or the state of the market for the security; and a broker’s trading skill and its expertise in the market for the particular security. The quoted brokerage commission is only one of a number of factors in evaluating best price and execution, and can be outweighted by other considerations, especially if the transaction is believed to require more than routine execution skill and service.

Occasionally, the Adviser will pay a higher commission charge, if reasonable in relation to brokerage and research services provided by such broker or dealer when viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund. Kalmar shall periodically and systematically evaluate the execution performance of broker-dealers executing their transactions and the reasonableness of brokerage commissions based on all the foregoing factors.

The Adviser cannot precisely determine the extent to which spreads, commission rates or net prices charged by brokers or dealers reflect the value of the research, analysis, advice and similar services provided. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information; or opinions pertaining to investments. In such cases, the Adviser receives services it otherwise might have had to perform itself. Portfolio transactions, however, will not be directed by the Fund to dealers solely on the basis of the research services provided.

The aggregate amount of brokerage commissions paid for the past three fiscal years for the Fund is shown below.

For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2010
[ ]	$376,713	$326,612

During the fiscal year ended December 31, 2012, the Trust or the Adviser, through an agreement or understanding with a broker, directed the Fund’s brokerage transactions to a broker because of research services provided in the following amounts:

Amount of the Transactions		Related Commissions
[ ]	[ ]	[ ]

The Adviser may use research and services provided to it by brokers and dealers in servicing all its clients, and not all such services will be used by the Adviser in connection with the Fund. Some of the Adviser’s other clients have investment objectives and programs similar to those of the Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

Portfolio Turnover

Because of its longer-term investment philosophy, the Fund does not intend to engage in frequent trading tactics which could result in high turnover, less favorable tax consequences (i.e., a high proportion of short-term capital gains relative to long term capital gains) or increased trading and brokerage expenses paid by the Fund. The Fund anticipates that its annual portfolio turnover rate should not generally exceed 75%, although it is impossible to predict portfolio turnover rates. The Fund’s portfolio turnover rate was 42% and [    ]% for the fiscal years ended December 31, 2011 and 2012, respectively.

GENERAL INFORMATION

Shares of Beneficial Interest and Voting Rights

The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in various series or classes (subseries) with a par value of $0.01 per share. Each series, in effect, represents a separate mutual fund with its own investment objective and policies. The Board of Trustees has the power to designate additional series or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series or classes.

The Trust issues and offers three separate classes of shares of the Fund: Investor Class shares, [Advisor/Service] Class shares and Institutional Class shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor Class and [Advisor/Service] Class shares bear shareholder servicing fees and have exclusive voting rights with respect to a Shareholder Services Plan with respect to the Investor Class or [Advisor/Service Class] pursuant to which the shareholder servicing fees may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder servicing fees. Accordingly, the NAV of the Investor Class shares and [Advisor/Service] Class shares will be reduced by such amount to the extent the Fund has undistributed net income.

The Trust’s Agreement and Declaration of Trust gives shareholders the right to vote: (i) for the election or removal of Trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the Trustees consider necessary or desirable. The shares of the Fund when issued, will be fully paid and non-assessable and have no preference as to conversion, exchange, dividends, retirement or other features. In the event of a liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund. The shares of the Trust which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per share basis. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter.

Shareholder Meetings

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect Trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act.

PURCHASE, REDEMPTION & PRICING OF SHARES

Purchases

Under normal circumstances, you may purchase your shares at any time without a fee. A description of the manner in which the Fund’s shares are offered to investors is set forth in the Prospectus.

Customer Identification Program. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

The Fund’s agent, BNY Mellon, will obtain, verify and record identifying information, which may include the name, street address, social security or taxpayer identification number or other identifying information for each investor who opens an account. BNY Mellon may also ask to see a shareholder’s driver’s license or other identifying documents. The Fund and its agent, BNY Mellon, will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemptions

Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus. See “Shareholder Information” and “How to Redeem Shares” in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

The Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of total redemption proceeds. The fee is paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in-kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

Redemption in-kind is not as liquid as cash redemption. If redemption is made in-kind, shareholders receiving portfolio securities and selling them could receive less than the redemption value of their Fund shares and could incur certain transaction costs including federal income taxes.

Pricing of Shares

The Fund determines its net asset value per share, normally as of the close of regular trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An exchange-listed security is valued at its last sale price on that exchange on the day when the security is valued. In the absence of any sales on that day, the security is valued at the mean between the closing asked and bid quotations. An unlisted security that is quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) is valued at the official closing price reported on the day the security is valued. In the absence of any official closing price on that day, the security is valued at the mean between the closing asked and bid quotations. An unlisted security that is not quoted on NASDAQ, and for which over-the-counter quotations are readily available is valued at the mean between the closing asked and bid quotations in the over-the-counter market. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Trust, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

Trading in foreign securities and on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Retirement Plans

The following is a summary of certain types of retirement plans for which the Fund’s shares may be used for investment. This summary is for general information only and does not constitute tax advice. You are urged and advised to consult your own tax advisor regarding the retirement plans described below in connection with your tax situation.

Individual Retirement Accounts (“IRAs”)

Individual taxpayers and married couples who are not active participants in an employer maintained retirement plan and with adjusted gross incomes not in excess of certain specified limits may be eligible to make deductible contributions to an IRA account (subject to certain dollar limitations). Income earned by an IRA account will not be currently taxed, but will be taxed upon distribution.

Another option available to investors is a Roth IRA, which is available to individuals within specified income limits. A Roth IRA is treated as a traditional IRA with a few exceptions, including that contributions to a Roth IRA are not deductible and distributions from a Roth IRA are not subject to federal income tax. Contributions to a Roth IRA and distributions from a Roth IRA are subject to limitations.

BNY Mellon Investment Servicing Trust Company makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, BNY Mellon Investment Servicing Trust Company receives an annual fee of $10.00 per account, which is paid directly to it by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned in the IRA account will be redeemed automatically for purposes of making the payment.

401(k) Plans and Other Defined Contribution Plans

Profit sharing plans and money purchase pension plans are used by both self-employed individuals (sole proprietorships and partnerships) and corporations that wish to use shares of the Fund as a funding medium for a retirement plan qualified under the IRC.

403(b) Retirement Plans

The Fund’s shares may be used by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Fund as a funding medium for a retirement plan for their employees.

In all of these Retirement Plans, distributions of net investment income and capital gains will be automatically reinvested.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay annual distributions to its shareholders of substantially all of its net investment income, if any. The Fund will distribute net realized capital gains, if any, once each year. Reinvestment of distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the distribution unless you have elected in writing to receive distributions in cash. You may change an election by notifying BNY Mellon at (800) 282-2319 in writing thirty (30) days prior to the record date. You may call BNY Mellon for more information. Expenses of the Fund, including the advisory fee, are accrued each day. All shares of the Fund will share proportionately in the Fund’s investment income and expenses.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. Therefore, this summary should not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (ii), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under section 7704(c)(2) of the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments in such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the RIC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dated during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by it that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. To qualify as an interest-related dividend, the Fund must furnish a statement to shareholders in which it designates a distribution as such.

Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

Recently enacted rules require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons; their scope remains subject to material change. Pursuant to proposed guidance with respect to these new rules, a 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners, To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The audited financial statements and the financial highlights for the Fund for the fiscal year ended December 31, 2012, as set forth in the Trust’s annual report to shareholders, and the report thereon of [                    ], the Trust’s independent registered public accounting firm, also appearing in the Trust’s annual report, are incorporated herein by reference, and legally considered a part of this SAI.

APPENDIX A

Description of Corporate Bond Ratings

Moody’s

Aaa — Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Bonds rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Bonds rated A are considered upper medium grade and are subject to low credit risk.

Baa — Bonds rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risks.

B — Bonds rated B are considered speculative and are subject to high credit risk

Caa — Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk

Ca — Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Bonds rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity for the obligor to meet its financial commitment on the obligation.

AA — Bonds rated AA also qualify as high-quality debt obligations. Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Bonds rated BBB exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-1

APPENDIX B

KALMAR POOLED INVESTMENT TRUST

Proxy Voting Policy and Procedures

The Board of Trustees of Kalmar Pooled Investment Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolio (“Fund”):

Policy

It is the policy of the Board of Trustees (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the applicable Trust. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.

Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these policies and procedures.

B.

Voting Record Reporting. The Adviser shall report to the Board, upon request, a record of each proxy voted with respect to portfolio securities of the Fund. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of its Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Trust shall include in its registration statement:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number, by accessing the Adviser’s website, or by accessing the SEC website.

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Trust’s toll-free telephone number, by accessing the Adviser’s website, or by accessing the SEC website.

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Dated: August 15, 2006

Reviewed: August 2012

Kalmar Investment Advisers

Proxy Voting

Policy and Procedures

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Kalmar Investment Advisers (the “Adviser”) to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). According to the “Act” the Adviser has a fiduciary duty to act in the best long-term interest of its clients. An Adviser is a fiduciary that owes each of its clients the duty of care and loyalty with respect to all service undertaken on the clients’ behalf including proxy voting.

POLICY

Kalmar Investment Advisers acts as discretionary investment adviser for The Kalmar “Growth-with-Value” Small Cap Fund, an investment company registered under the Investment Company Act of 1940, as amended. The Adviser’s authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contract. Therefore, the Adviser will vote all proxies, received in sufficient time, prior to their deadlines, as part of its discretionary authority over Fund assets in accordance with these Proxy Voting Policies and Procedures.

PROCEDURES

While the Chief Compliance Officer is ultimately responsible for ensuring that all proxies are voted on behalf of the Fund, a Proxy Voting Committee has been created whose job it is to oversee all decisions relating to proxy voting, proxy voting guidelines, conflicts of interest, record keeping and disclosure and to assure that proxies are voted accordingly.

The Proxy Voting Committee (the “Committee”) after considering the proxy voting requirements pertaining to Kalmar Investment Advisers, especially the SEC mandated reporting requirements, has elected to contract with an independent third party, Glass Lewis & Co. (“Glass Lewis”), to vote proxies according to a set of pre-determined proxy voting guidelines. Importantly, however, Kalmar Investment Advisers retains the on-going right to override Glass Lewis proxy votes that it does not believe are in the best interest of the Fund’s Shareholders. Internally, a member of the Advisers’ investment team serves as the Glass Lewis proxy voting watchdog, reviewing ISS proxy research and recommendations, in particular those to vote contrary to management’s recommendation. Under that circumstance the Glass Lewis research and recommendation is forwarded to Kalmar’s portfolio manager or research analyst most familiar with the company in question. After email communication with Kalmar’s investment team on the voting issue in question, and once a voting decision has been reached, then voting instructions are transmitted to Glass Lewis and the watchdog prints and stores paperwork memorializing the decision and it is retained in the Company’s files.

The Adviser will fulfill its duty of care in monitoring corporate actions and voting client proxies by regular and continual review, in a deliberate and informed manner, of the Glass Lewis proxy voting guidelines and override them as it deems necessary.

CONFLICTS

Conflicts of interest will be identified, monitored and resolved by joint effort of the Chief Compliance Officer and the investment team watchdog. A review of potential conflicts will include the completion of an annual conflict disclosure by the Adviser’s key employees. Regular disclosure attested to by the investment team members and senior officers will identify any conflict with companies owned on an annual basis. These procedures combined with the utilization of Glass Lewis proxy voting guidelines, diminish the likelihood of material conflicts of interest.

RECORD KEEPING

The Adviser will maintain for the time periods set forth: (A) these proxy voting procedures and policies and amendments thereto; (B) all proxy statements received regarding securities held by the Fund; (C) a record of votes cast on behalf of the Fund’s shareholders; (D) records of shareholder requests for proxy voting information; (E) all documentation that was material to making a proxy voting decision or that memorialized the basis for the decision.

DISCLOSURES

The “Fund” discloses in its Statement of Additional Information (“SAI”) the policies and procedures that it uses in deciding how to vote proxies. The SAI discloses that the Fund’s actual proxy voting record for the most recent 12-month period ending June 30 is available.

The Fund is required to file annually Form N-PX which contains the Fund’s complete proxy voting record. This filing must be made by August 31 for the 12-month period ending June 30.

The Fund’s actual voting record is available to shareholders upon request and by accessing the Fund’s website, www.kalmarinvestments.com. In addition, the fund’s actual proxy voting record will be available on the SEC’s website, www.sec.gov. In response to a telephone request, the Fund will honor the request within three business days via first class mail.

The Fund’s Semi Annual and Annual Shareholder Reports disclose that a description of the Fund’s proxy voting procedures is available in the same manner, as stated above.

Dated: July 2008

Reviewed: August 2012

INVESTMENT ADVISER

Kalmar Investment Advisers

Barley Mill House

3701 Kennett Pike

Wilmington, DE 19807

DISTRIBUTOR

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

SHAREHOLDER SERVICES

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9831

Providence, RI 02940

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Pepper Hamilton LLP

3000 Two Logan Square

18th & Arch Streets

Philadelphia, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[        ]

KALMAR POOLED INVESTMENT TRUST

FORM N-1A

PART C - OTHER INFORMATION

Item 28.

(a)	Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 26, 2002.

(b)	By-Laws of the Registrant are incorporated by reference to Exhibit 2 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on October 7, 1996.

(c)	Reference is hereby made to Article V of the Trust’s Restated Agreement and Declaration of Trust (Exhibit (a)), Article II and Article VII Section 6 of the Trust’s By-laws (Exhibit (b)) for a description of the instruments defining rights of shareholders.

(d) (1)	Investment Advisory Agreement dated January 31, 1997 between the Registrant and Kalmar Investment Advisers is incorporated by reference to Exhibit 5(a) to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on October 7, 1996.

(2)	Amendment No. 1 to Investment Advisory Agreement dated November 7, 2006 between the Registrant and Kalmar Investment Advisers is incorporated herein by reference to Exhibit 77q1 to Registrant’s Form N-SAR-B filed with the Securities and Exchange Commission via EDGAR on February 28, 2007.

(e)	Distribution Agreement effective as of April 1, 2012 between the Registrant and Foreside Funds Distributors LLC (formerly, BNY Mellon Distributors LLC) is filed herewith.

(f)	Not Applicable.

(g)	Custodian Agreement dated May 1, 2000 between the Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(h)	Other Material Contracts

(1)	Administration and Accounting Services Agreement dated May 1, 2000 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(2)	Transfer Agency Services Agreement dated May 1, 2000 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(3)	Amendment dated July 24, 2002 to Transfer Agency Services Agreement dated May 1, 2000 is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on February 27, 2003.

(4)	Amendment dated October 30, 2003 to Transfer Agency Services Agreement dated May 1, 2000 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 28, 2005.

(5)	Amendment effective May 1, 2009 to Transfer Agency Services Agreement dated May 1, 2000 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 28, 2009

(6)	Form of Shareholder Service Plan for Investor Class is filed herewith.

(7)	Form of Shareholder Service Plan for [Advisor/Service Class is filed herewith.

(8)	Form of Expense Limitation Agreement is filed herewith.

(i)	Reference is hereby made to Exhibit 10 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR December 16, 1996.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Investment Letter dated December 10, 1996 is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on December 16, 1996.

(m)	Not Applicable.

(n)	Form of Rule 18f-3 Plan is filed herewith.

(p)	Code of Ethics of the Registrant and the Adviser is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 28, 2005.

(q)	Power of Attorney is incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 26, 2002.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act and the Registrant’s Amended Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

Subject to the standards and restrictions set forth in the Trust’s Declaration of Trust, the Delaware Statutory Trust Act, section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the statutory trust or a beneficial owner for any act, omission, or obligation of the statutory trust or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees’ performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that the Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Trust. Further, no indemnification shall be made:

(a)	In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b)	In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c)	Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

In any event, the Trust shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if: (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements; and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

The Trustees and officers of the Trust are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not the Trust would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

The Trust is a party to a distribution agreement with Foreside Funds Distributors LLC (formerly, BNY Mellon Distributors LLC) (the “Distributor”). Paragraph 11 of the agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties under the agreement, the Distributor, and each of its directors and officers and each person who controls the Distributor, will be indemnified and held harmless by the Trust against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring shares in the Fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, underwriter or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, underwriter or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Kalmar Investment Advisers:

The sole business activity of Kalmar Investment Advisers, Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807 (the “Adviser”) is to serve as an investment adviser. The Adviser is registered under the Investment Adviser’s Act of 1940. Information as to the directors and officers of the Adviser is as follows:

Name and Position with the Adviser	Other Company	Position With Other Company
Ford B. Draper, Jr. Chairman, President and Direct Owner	Kalmar Investments Inc.	Director, President, Chief Investment Officer and Direct Owner

Brian D. Draper Vice President	Kalmar Investments Inc.	Director and Vice President

Verna E. Knowles Secretary, Treasurer and Direct Owner	Kalmar Investments Inc.	Secretary, Treasurer, Compliance Officer and Direct Owner

Marjorie L. McMenamin Direct Owner	Kalmar Investments Inc.	Operations Director, Compliance Officer and Direct Owner

Kimberly R. Portmann Chief Compliance Officer	Kalmar Investments Inc.	Chief Compliance Officer

Dana F. Walker Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc.	Portfolio Manager, Research Analyst and Direct Owner

Ford B. Draper, III Managing Director and Direct Owner	Kalmar Investments Inc	Managing Director and Direct Owner

Avery Draper Direct Owner	Kalmar Investments Inc	Direct Owner

Greg Travers Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc	Portfolio Manager, Research Analyst and Direct Owner

Steffen Torres Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc	Portfolio Manager, Research Analyst and Direct Owner

Jeannine Laughman Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc	Portfolio Manager, Research Analyst and Direct Owner

Nancy Romito Client Services Director and Direct Owner	Kalmar Investments Inc	Client Services Director and Direct Owner

Jeffrey Stroble Client Services Director and Direct Owner	Kalmar Investments Inc	Client Services Director and Direct Owner

Name and Position with the Adviser	Other Company	Position With Other Company
Monica Butler Head Trader and Direct Owner	Kalmar Investments Inc	Head Trader and Direct Owner

Leonard Sanders Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc	Portfolio Manager, Research Analyst and Direct Owner

Gregory X. Falcon Portfolio Manager, Research Analyst and Direct Owner	Kalmar Investments Inc	Portfolio Manager, Research Analyst and Direct Owner

Item 32.	Principal Underwriter

(a)	Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Aston Funds
2.	E.I.I. Realty Securities Trust
3.	FundVantage Trust
4.	GuideStone Funds
5.	Pyxis Funds I
6.	Pyxis Funds II
7.	Kalmar Pooled Investment Trust
8.	Matthews International Funds (d/b/a Matthews Asia Funds)
9.	Metropolitan West Funds
10.	The Motley Fool Funds Trust
11.	New Alternatives Fund, Inc.
12.	Old Westbury Funds, Inc.
13.	The RBB Fund, Inc.
14.	Stratton Multi-Cap Fund, Inc.
15.	Stratton Real Estate Fund, Inc.
16.	The Stratton Funds, Inc.
17.	The Torray Fund
18.	Versus Global Multi-Manager Real Estate Income Fund LLC

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	None.

Item 33.	Location of Accounts and Records.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807, except for those maintained by the Registrant’s administrator, transfer agent, dividend paying agent and accounting services agent, BNY Mellon Investment Servicing (US) Inc., which are held at 301 Bellevue Parkway, Wilmington, Delaware 19809 and the Registrant’s Custodian Bank which are held at 301 Bellevue Parkway, Wilmington, Delaware 19809.

Item 34.	Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35.	Undertakings.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 19th day of February 2013.

Kalmar Pooled Investment Trust
Registrant

By:	/S/ FORD B. DRAPER, JR.
Ford B. Draper, Jr. President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/S/ FORD B. DRAPER, JR. Ford B. Draper, Jr.	Trustee, Chairman and President	February 19, 2013

WENDELL FENTON Wendell Fenton*	Trustee	February 19, 2013

NICHOLAS A. GIORDANO Nicholas A. Giordano*	Trustee	February 19, 2013

DAVID M. REESE, JR. David M. Reese, Jr.*	Trustee	February 19, 2013

DAVID D. WAKEFIELD David D. Wakefield*	Trustee	February 19, 2013

/S/ VERNA KNOWLES Verna Knowles	Treasurer and Chief Financial Officer	February 19, 2013

*By:	/S/ FORD B. DRAPER, JR.
Ford B. Draper, Jr. Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

28(h)(6)	Form of Shareholder Service Plan for Investor Class.

28(h)(7)	Form of Shareholder Service Plan for [Advisor/Service] Class.

28(h)(8)	Form of Expense Limitation Agreement.

28(n)	Form of Rule 18f-3 Plan.